LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Supplement dated September 18, 2018 to the Prospectus of the Loomis Sayles Senior Floating Rate and Fixed Income Fund (the “Fund”), dated April 1, 2018, as may be revised and supplemented from time to time.

Effective March 2019, Kevin J. Perry, portfolio manager of the Fund, will retire. John R. Bell and Michael L. Klawitter will remain as co-portfolio managers of the Fund.